Exhibit 10.26
[***] – Indicates confidential information. Confidential treatment requested.
Portion omitted filed separately with the Securities and Exchange Commission.
ADDENDUM NO 4 TO THE
PROTOCOL OF CEREAL PARTNERS WORLDWIDE
[***] CEREAL AGREEMENT
Nestlé S.A. (“NSA”) and its affiliated companies, excluding CPW (together “Nestlé”) has the technology and the brands to develop, market and sell products intended primarily for consumption [***], while CPW does not presently have the ability and does not wish to commercialize such products. To this end the following sets forth the understanding of General Mills, Inc. (“GMI”) and NSA with respect to the development, manufacturing and commercialization by Nestlé of [***] cereal products as part of a line of products [***]. It is effective as of August 1, 1998.
FIRST      DEFINITION of BREAKFAST CEREALS.
The field of the JV business as defined in Addendum No 2 to the Protocol is hereby amended and the following definitions are adopted:
“Nestlé [***] Cereals” are ready-to-eat, dry breakfast cereals developed, formulated, manufactured and commercialized by Nestlé as part of Nestlé’s range of products [***] in accordance with the [***] and are sold in [***].
The field of the JV business is Breakfast Cereals. “Breakfast Cereals” as used herein and in all other JV agreements shall mean [***]. It shall not include, unless agreed upon at a later date, [***].
SECOND      NSA and GMI agree that the following principles shall apply to the Nestlé [***] Cereals:
a) Product development shall be directed and financed by NSA, but wherever possible shall reflect CPW equities. These might include product shape (e.g. Cheerios “O”), production process (e.g. puffing versus extrusion to utilize existing CPW capacity and develop toasted oat flavor notes), and descriptive phases (e.g. “toasted oat taste”). The Nestlé Nutrition Strategic Business Division in Vevey will be the focal point for CPW project input and represent CPW’s interests in the development program.
b) Unless otherwise agreed by the parties, Nestlé shall ask CPW to manufacture Nestlé [***] Cereals under a copacker agreement, using the same pricing formula as for Breakfast Cereals.
c) Nestlé shall commercialize Nestlé [***] Cereals as part of its range of products [***]. Nestlé [***] Cereals shall be formulated, labeled, and commercialized in accordance with the [***]. Nestlé [***] Cereals shall be sold in [***].
d) CPW shall continue to have the right to market, advertise and sell Breakfast Cereals for consumption [***].

THIRD      NSA shall pay quarterly to GMI, for the duration of the Protocol, [***] of Nestlé [***] Cereals, payable in U.S. Dollars. Payments are to be based on Nestlé official sales statistics calculated in Swiss Francs, and converted into U.S. Dollars equivalent fixed at 10h00 AM at the New York Federal Reserve Bank (as published on Reuters page 1FED) on the last business days of each such fiscal quarter. The parties shall negotiate for the start up investment period a deferred initial due date or a reduced scale for the [***] payment.
FOURTH      GMI, NSA and CPW shall each have the right to bring before the CPW Supervisory Board the question of whether this Nestlé [***] Cereals business should be transferred to CPW or whether CPW should develop the ability to produce and sell ready-to-eat dry cereals similar to Nestlé [***] Cereals or any of CPW’s cereals primarily for consumption [***], for certain markets where CPW wishes to commercialize said products instead of Nestlé or where Nestlé does not commercialize such products.
This agreement shall be deemed Supplementary to the Protocol of Cereal Partners Worldwide between GMI and NSA, executed on the 21st of November 1989, as amended. Upon execution hereof, this Addendum No. 4 shall become an integral part of the Protocol.
Capitalized terms not defined herein shall have the meanings assigned in the Protocol.

Nestlé S.A.
By:	/s/ Hans Peter Frick

General Mills, Inc.
By:	/s/ R. G. Viault
ADDENDUM NO. 5 TO THE
PROTOCOL OF CEREAL PARTNERS WORLDWIDE
BREAKFAST BAR AGREEMENT AND RESTATEMENT OF THE DEFINITION
OF THE FIELD OF THE JV BUSINESS
The following sets forth the understanding of General Mills, Inc. (“GMI”) and Nestlé S.A. (“NSA”) with respect to the entry of CPW in the Breakfast Bar business and the inclusion of Breakfast Bars in the definition of the field of the JV business under the Protocol. It is effective as of April 1, 2000
The field of the JV business as defined in Addendum No 2 and 4 to the Protocol is hereby amended and restated as follows:
DEFINITION OF BREAKFAST CEREALS
The field of the JV business is Breakfast Cereals. “Breakfast Cereals” as used herein and in all other JV agreements shall mean [***]. It shall not include, unless agreed upon at a later date, [***].

“Nestlé [***] Cereals” are ready-to-eat, dry breakfast cereals developed, formulated, manufactured and commercialized by Nestlé as part of Nestlé’s range of products [***] in accordance with [***] and are sold in [***].
“Breakfast Bars” means [***].
This agreement shall be deemed Supplementary to the Protocol of Cereal Partners Worldwide between GMI and NSA executed on the 21st of November 1989, as amended. Upon execution hereof, this Addendum No 5 shall become an integral part of the Protocol. GMI and NSA agree that the field of the JV and the definition of Breakfast Cereals shall be determined by reference to this Addendum 5 only, notwithstanding any different definition contained in past or future CPW agreements which does not specifically amend Addendum 5.
Capitalized terms not defined herein shall have the meanings assigned in the Protocol.

NESTLÉ S.A
/s/ Brabeck

GENERAL MILLS, INC.
/s/ S. R. Demeritt
June 23, 2000